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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): December 12, 2000


                            YARC SYSTEMS CORPORATION, INC.
_____________________________________________________________________________
            (Exact name of Registrant as specified in its charter)

         CALIFORNIA                   000-29969            77-0185650
_____________________________        ___________          ___________________

 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


900 CALLE PLANO, UNITS J, K, CAMARILLO, CA                     93012
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (805)482-1879

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Item 5. Other Events

On December 12, 2000 the Board of Directors of YARC Systems Corporation Inc resolved to suspend operations due to a continuing cash shortfall.

On December 12, 2000, YARC issued the Press Release in Exhibit 1.


Exhibits

99-1  Press Release, dated 12/12/2000, notification to investors


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 YARC SYSTEMS CORPORATION, INC.
                                 Registrant


Dated: December,12, 2000            By  /s/ Trevor G Marshall
                                 _______________________

                                 Trevor G Marshall
                                 Chairman and Chief Executive Officer
                                 (Principal Executive Officer)